FOR IMMEDIATE RELEASE
SEPTEMBER 3, 2009

Contact: Mike Frisby

OUTSTANDING PERFORMANCE CONTINUES FOR AFL-CIO HIT:
MORNINGSTAR RANKS HIT A ‘TOP 10 MANAGER’

AFL-CIO Housing Investment Trust Outperforms its Benchmark, Yields Strong Returns
WASHINGTON - Morningstar has selected the AFL-CIO Housing Investment Trust (HIT) as one of the nation’s “Top 10 Managers” in its fixed-income class, ranking the HIT first among U.S. intermediate duration collective investment trusts based on five-year returns at June 30, 2009.  HIT was ranked sixth for its one-year returns.

This recognition by Morningstar came as the HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index, by substantial margins at June 30.  The HIT’s gross and net returns for the one-year period ending June 30 were 8.35% and 7.89%, respectively, compared to 6.05% for the benchmark.  For the five-year period, the HIT’s returns were 5.78% gross and 5.36% net, compared to the benchmark’s 5.01%.

“The HIT’s investment philosophy of managing a portfolio with superior fundamentals has consistently resulted in better risk-adjusted returns than the market portfolio,” said Chang Suh, HIT Executive Vice President and Chief Portfolio Manager. “In 2008 when Treasury securities outperformed corporate bonds and in 2009 when credit spreads tightened significantly, the HIT continued to generate better performance.”  He added, “higher income and lower risk portfolios will generally outperform over the long run, as shown by the HIT’s track record.”

Mr. Suh noted that the HIT has provided “strong returns to its investors while also meeting important secondary goals of union job creation and the development of affordable housing.”  At June 30, the HIT’s investments in 13 multifamily construction projects were generating union jobs in 10 cities.  The projects, with total development costs of $315 million, will create 1,500 units of housing.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission, with approximately 350 investors and over $3.5 billion in assets. The HIT invests primarily in government and agency insured and guaranteed multifamily and single family mortgage-backed securities.  The investment objective of the HIT is to provide competitive returns for its investors and to promote collateral objectives such as the construction of affordable housing and the generation of employment for union members in the construction trades and related industries.  Since its inception, the HIT has invested over $5 billion to finance more than 86,000 units of housing nationwide, generating more than 59,000 union jobs.

For the period ending July 31, 2009, the net returns for the 1-, 5-, and 10-year periods were 8.75%, 5.36%, and 6.50%, respectively.  The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website, www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

The “Top 10 Managers” rankings were provided to Pensions & Investments by Morningstar based on Morningstar’s Principia Separate Account database. Morningstar compared fixed income investment vehicles with a similar risk profile. The rankings include the funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories.  They compare 45 funds for the one-year period and 38 funds for the five-year period based on performance results self-reported to Morningstar.  The rankings are based on gross returns for the one- and five-year periods ended June 30, 2009, and reflect no deduction for expenses.  The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20090824/CHART/308249968/-1/TOPPERFORMINGMANAGERS.